Exhibit 10.4

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Agreement”) dated as of May 14, 2021 is by and between Teledyne FLIR, LLC, a Delaware limited liability company (“Teledyne FLIR”), and Bank of America, N.A., in its capacity as Administrative Agent under that certain Amended and Restated Credit Agreement dated as of March 4, 2021 (as amended, modified, supplemented and extended from time to time (the “Credit Agreement”), among Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), the Designated Borrowers identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Loan Parties are required by Section 7.12 of the Credit Agreement to cause Teledyne FLIR to become a “Guarantor” thereunder. Accordingly, Teledyne FLIR hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

1.    Teledyne FLIR hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Teledyne FLIR will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. Teledyne FLIR hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, Teledyne FLIR hereby jointly and severally together with the other Guarantor, guarantees to each Lender, each Swap Bank, each Treasury Management Bank and the Administrative Agent, as provided in Article IV of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2.    The Subsidiary hereby represents and warrants to the Administrative Agent that Teledyne FLIR’s exact legal name and state of formation are as set forth on the signature pages hereto.

3.    The address of Teledyne FLIR for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 to the Credit Agreement or such other address as Teledyne FLIR may from time to time notify the Administrative Agent in writing.

4.    Teledyne FLIR hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by Teledyne FLIR under Article IV of the Credit Agreement upon the execution of this Agreement by Teledyne FLIR.

5.    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

6.    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, Teledyne FLIR has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

TELEDYNE FLIR, LLC

By:	/s/ Susan L. Main
Name: Susan L. Main
Title: Senior Vice President

Acknowledged and accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice Washington
Name: Maurice Washington
Title: Vice President

[Signature Page to Joinder (2021 Revolver)]